UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2023

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission FileNumber)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock per value $0.01 per share	HTZ	Nasdaq Global Select Market
	Warrants to purchase Common Stock	HTZWW	Nasdaq Global Select Market
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Kenny Cheung, Executive Vice President, Chief Financial Officer of Hertz Global Holdings, Inc. (the “Company”) informed the Company on March 21, 2023 of his intent to resign from the Company, effective April 14, 2023 to pursue another opportunity. He will step down from his role as Chief Financial Officer on April 1, 2023 and remain with the Company in a non-executive capacity until the effective date of his resignation to facilitate a transition of his duties.

(c) The Company has appointed Alexandra Brooks, 52, Senior Vice President and Chief Accounting Officer to the additional role of interim Chief Financial Officer, effective April 1, 2023. Ms. Brooks joined the Company in June 2020 as its Senior Vice President, Internal Audit and was promoted to Senior Vice President and Chief Accounting Officer in October 2020. Prior to joining the Company, Ms. Brooks was the Vice President, Internal Audit at Aptiv PLC (“Aptiv”), a global technology company, beginning in May 2015. Before joining Aptiv, Ms. Brooks was the Chief Financial Officer for Champion Windows and Home Exteriors, a home improvement company, from 2013 to 2015.

The selection of Ms. Brooks to serve as interim Chief Financial Officer was not pursuant to any arrangement or understanding with respect to any other person. There are no family relationships between Ms. Brooks and any director or executive officer of the Company, and there are no transactions between Ms. Brooks and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On March 27, 2023, the Company issued a press release regarding this information, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 7.01 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing or other document filed by the Company with the SEC pursuant to the Securities Act of 1933, as amended, the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

99.1	Press Release of Hertz Global Holdings, Inc. dated March 27, 2023.
104.1	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

Date: March 27, 2023	By:	/s/ Colleen Batcheler
	Name:	Colleen Batcheler
	Title:	Executive Vice President, General Counsel and Secretary